Exhibit 10.23

CONSENT AND AMENDMENT AGREEMENT

This CONSENT AND AMENDMENT AGREEMENT (this “Agreement”), dated as of April 1, 2016, is by and among Atomera Incorporated (f/k/a Mears Technologies, Inc.), a Delaware corporation (the “Company”), and the other Persons party hereto. Capitalized terms used, but not defined, herein shall have the same meaning ascribed to such terms in the 2015 Convertible Notes (as defined below).

RECITALS

A.          On March 17, 2015, the Company issued senior secured convertible notes having an aggregate principal amount of $14,750,000 (the “2015 Convertible Notes”) and, in connection therewith, the Company entered into a Securities Purchase Agreement, Security Agreement and Registration Rights Agreement with the holders of the 2015 Convertible Notes (the “Existing Noteholders”).

B.           On the date hereof, the Company proposes to issued senior secured convertible notes having an aggregate principal amount of up to $6,000,000 (the “2016 Convertible Notes”) and, in connection therewith, the Company will enter into a securities purchase agreement and a form of senior secured convertible note, on terms substantially similar to the Securities Purchase Agreement and the 2015 Convertible Note, with the holders of the 2016 Convertible Notes. In addition, the Company proposes to amend and restate the Security Agreement and Registration Rights Agreement and enter into the amended and restated Security Agreement and Registration Rights Agreement with the holders of the 2016 Convertible Notes.

C.           This Agreement, including the amended and restated the Security Agreement and Registration Rights Agreement, is a condition precedent to the issuance of the 2016 Convertible Notes and the consummation of the transactions contemplated thereby (the “2016 Note Offering”) and as creditors of the Company the Existing Noteholders will derive substantial benefit from the consummation of the 2016 Note Offering.

D.           The Existing Noteholders wish to (i)          consent to the issuance of the 2016 Convertible Notes and allow the 2016 Convertible Notes to be pari passu in all respects with the 2015 Convertible Notes, (ii) amend and restate the Security Agreement and Registration Rights Agreement and (iii) make certain amendments to the 2015 Convertible Notes and Securities Purchase Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	Consent to Issuance of 2016 Convertible Notes.

(a)          The Existing Noteholders hereby consent to the issuance of the 2016 Convertible Notes and waive any breach or default such issuance may cause under the Securities Purchase Agreement, including, but not limited to, under Sections 4(k) or 4(m) of the Securities Purchase Agreement.

(b)          The Existing Noteholders hereby acknowledge and agree that the 2016 Convertible Notes shall be pari passu in all respects, including in terms of payment, security and registration rights, with the 2015 Convertible Notes

(c)          The Existing Noteholders hereby acknowledge and agree that the terms “Other Notes” and “Notes” as used in the 2016 Convertible Notes shall for all purposes include the 2015 Convertible Notes.

2.	Amendments to the 2015 Convertible Notes.

(a)          Notes. The term “Notes” as defined in opening paragraph of the 2015 Convertible Notes and used throughout therein shall mean, collectively, the Other Notes, the 2015 Convertible Notes and the 2016 Convertible Notes.

(b)          Maturity Date. The date “May 31, 2016” as set forth in the definition of “Maturity Date” in Section 23(j) of the 2015 Convertible Notes shall be removed and replaced with the date “May 31, 2017”.

(c)          IPO Outside Date. The date “February 14, 2016” as set forth in the definition of “IPO Outside Date” in Section 23(h) of the 2015 Convertible Notes shall be removed and replaced with the date “December 31, 2016”.

3.	Security Agreement.

(a)          The Existing Noteholders hereby consent to the granting of the Security Interest in the Collateral (as that term are defined in the Security Agreement) by the Company to the holders of the 2016 Convertible Notes to secure the Secured Obligations (as that term is defined in the Security Agreement).

(b)          The Existing Noteholders hereby acknowledge and agree that that for all purposes of the Security Agreement, the Collateral Agent appointed by the Existing Noteholders pursuant to Section 20 of the Security Agreement (the “Collateral Agent”) shall be the same Collateral Agent as appointed by the holders of the 2016 Convertible Notes.

(c)          The Existing Noteholders hereby acknowledge and agree that, in the event of a distribution of proceeds of Collateral by the Collateral Agent pursuant to Section 17 of the Security Agreement, all such proceeds of Collateral shall be applied by the Collateral Agent pari passu among the Existing Noteholders and the holders of the 2016 Convertible Notes.

(d)          The Existing Noteholders hereby acknowledge and agree that the Collateral Agent shall, on behalf of the Existing Noteholders, enter into an amended and restated Security Agreement, in the form presented to them, with the Company and the holders of the 2016 Convertible Notes for purposes of carrying out the grants and terms of (a) through (c) above and otherwise making the holders of the 2016 Convertible Notes parties to the Security Agreement, as amended and restated.

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4.	Registration Rights Agreement.

(a)          The Existing Noteholders hereby acknowledge and agree that the term “Registrable Securities” as used in the Registration Rights Agreement shall for all purposes include the shares of common stock issued upon conversion of the 2016 Convertible Notes.

(b)          The Existing Noteholders hereby acknowledge and agree that for purposes of exercising and implementing the Piggyback Registration Rights granted under Section 1 of the Registration Rights Agreement, the terms “Holder” and “Holders” shall also include the holders of the 2016 Convertible Notes and their assignees or successors in interest.

(c)          The Existing Noteholders hereby acknowledge and agree that for purposes of exercising and implementing the Demand Registration Rights granted under Section 2 of the Registration Rights Agreement, the terms “Holder” and “Holders” shall also include the holders of the 2016 Convertible Notes and their assignees or successors in interest.

(d)          The Existing Noteholders hereby agree to the form of amended and restated Registration Rights Agreement, in the form presented to them, for purposes of carrying out the terms of (a) through (c) above and otherwise making the holders of the 2016 Convertible Notes parties to the Registration Rights Agreement, as amended and restated, and that the execution and delivery of this Agreement by each Existing Noteholder shall constitute their execution and delivery of the amended and restated Registration Rights Agreement without their need to separately sign the amended and restated Registration Rights Agreement.

5.            Amendments to Securities Purchase Agreement. Section 4(w) of the Securities Purchase Agreement is hereby deleted in its entirety and replaced with the following: “IPO Commitment. The Company shall use its best efforts to file with the SEC a registration statement on Form S-1 (or any successor form thereto) to register and sell Common Stock in an IPO (the “IPO Registration Statement”) by no later than December 31, 2016. In the event that the Company has not filed the IPO Registration Statement with the SEC within five (5) months of the Closing Date, then the Company shall not file the IPO Registration Statement with the SEC until at least six (6) months and one (1) day after the Closing Date.” In addition, the last sentence of Section 9(e) of the Securities Purchase Agreement is hereby deleted in its entirety and replaced with the following: “‘Required Buyers” means Buyers holding Notes and the parties holding the 2016 Convertible Notes (as such term is defined in that Consent and Amendment Agreement dated April 1, 2016 between the Company and the other Persons who are parties thereto) having an aggregate outstanding principal amount that represents a majority of the aggregate principal amount of all Notes and 2016 Convertible Notes.”

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6.	Miscellaneous.

(a)          Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b)          Severability. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof, and any such illegal or unenforceable provisions shall be performed by mutual consent of the parties to reflect the intended purpose of such provision.

(c)          Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, if delivered personally; (ii) when sent, if sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iii) when sent, if sent by e-mail (provided that such sent e-mail is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s e-mail server that such e-mail could not be delivered to such recipient) and (iv) if sent by overnight courier service, one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses, facsimile numbers and e-mail addresses for such communications shall be:

If to the Company:

Atomera Incorporated

750 University Avenue, Suite 280

Los Gatos, CA 95032

E-mail: sbibaud@atomera.com

Attn: Chief Executive Officer

with a copy (for informational purposes only) to:

Greenberg Traurig, LLP

3161 Michelson Drive, Suite 1000

Irvine, CA 92612

Facsimile: (949) 732-6501

E-mail: DonahueD@gtlaw.com

Attn: Daniel K. Donahue, Esq.

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If to an Existing Noteholder, to its address, facsimile number or e-mail address set forth on such Existing Noteholder’s signature page to the Securities Purchase Agreement, with a copy before July 1, 2016 (for informational purposes only) to:

Golenbock Eiseman Assor Bell & Peskoe LLP
437 Madison Avenue, 40th Floor
New York, NY 10022
Facsimile: (212) 754-0330

E-mail: ahudders@golenbock.com

cvandemark@golenbock.com
Attention: Andrew D. Hudders, Esq.

Carl Van Demark, Esq.

and with a copy on or after July 1, 2016 (for informational purposes only) to:

Golenbock Eiseman Assor Bell & Peskoe LLP
711 Third Avenue
New York, NY 10017
Facsimile: (212) 754-0330

E-mail: ahudders@golenbock.com

cvandemark@golenbock.com
Attention: Andrew D. Hudders, Esq.

Carl Van Demark, Esq.

or to such other address, facsimile number or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date and recipient facsimile number or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iv) above, respectively. A copy of the e-mail transmission containing the time, date and recipient e-mail address shall be rebuttable evidence of receipt by e-mail in accordance with clause (iii) above.

(d)          Binding Effect. This Agreement shall be binding upon and shall insure to the benefit of the parties hereto, their respective successors, assigns, legal representative, estates, executors, administrators and heirs.

(e)          Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

[Signature pages follow]

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IN WITNESS WHEREOF, the undersigned have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:

ATOMERA INCORPORATED,
a Delaware corporation

By:	/s/ Scott A. Bibaud
Scott A. Bibaud,
President and Chief Executive Officer

[Signature Page to Consent and Amendment Agreement]

IN WITNESS WHEREOF, the undersigned have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

For Entity Investors:	For Individual Investors:

Print Name:	Print Name:

Signature:	Signature:

Name of Signatory:	If Joint Investment, 2nd investor should complete:

Title:	Print Name:

Signature:

[Signature Page to Consent and Amendment Agreement]